 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________
FORM 8-K
________________________
CURRENT REPORT
Pursuant to Section 13 or 15(D)
of the Securities Exchange Act of 1934

May 12, 2017
Date of report (Date of earliest event reported)
_______________________
Valeritas Holdings, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	333-198807	46-5648907
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Route 202, Suite 600 Bridgewater, NJ (Address of principal executive offices)	08807 (Zip Code)

Registrant's telephone number, including area code (908) 927-9920 (Former name or former address, if changed since last report) ________________________
Check the appropriate box below if the Form 8‑K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12).

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b)).

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Item 2.02 Results of Operations and Financial Condition

On May 12, 2017, Valeritas Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2017 and an update on the Company’s operations for the same period. The Company is furnishing a copy of the press release, which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
99.1	Press release issued by the Company on May 12, 2017 titled “Valeritas Reports First Quarter 2016 Financial Results”.